UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 17, 2025

BMO 2025-5C13 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002061933)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

3650 Capital SCF LOE I(A), LLC

(Central Index Key number: 0002058685)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-11	86-2713125
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)
151 West 42nd Street New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 885-4000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “December 17, 2025 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on December 19, 2025 under Commission File No. 333-280224-11 (SEC Accession No. 0001539497-25-003319), with respect to BMO 2025-5C13 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-5C13, as and to the extent described below. The purpose of this amendment is to (i) replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the December 17, 2025 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which contains clerical and other minor revisions to the previously filed version, (ii) file the BX 2025-ARIA TSA attached to this Form 8-K/A as Exhibit 4.2, and (iii) replace the version of the CREFI Mortgage Loan Purchase Agreement previously filed as Exhibit 99.4 to the December 17, 2025 Form 8-K with the updated version of the CREFI Mortgage Loan Purchase Agreement attached to this Form 8-K/A as Exhibit 99.4, which contains clerical and other minor revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 4.1 and Exhibit 99.4 of the December 17, 2025 Form 8-K are replaced and superseded in their respective entireties by Exhibit 4.1 and Exhibit 99.4, respectively, to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the December 17, 2025 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BX 2025-ARIA TSA
Exhibit 99.4	CREFI Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2025	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer
BMO 2025-5C13– Form 8-K/A